UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2015

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2015, Capstone Turbine Corporation (the “Company”) filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-20 reverse stock split of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), effective as of 4:30 p.m. Eastern Standard Time on the filing date (the “Reverse Stock Split”).

The Company’s Board of Directors (the “Board”) previously approved the Certificate of Amendment to effect the Reverse Stock Split at a ratio of not less than 1-for-5 nor greater than 1-for-20, with the exact ratio to be determined by the Board. The Reverse Stock Split was approved by the Company’s stockholders at the 2015 annual meeting of the Company’s stockholders on August 27, 2015. On October 1, 2015, the Board approved the Reverse Stock Split and determined the ratio to be 1-for-20.

Upon effectiveness of the Reverse Stock Split, every twenty shares of issued and outstanding Common Stock will be converted into one share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split, and any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the nearest whole share.

The Reverse Stock Split affects all issued and outstanding shares of Common Stock, all unvested restricted stock units and all Common Stock underlying stock options and warrants outstanding immediately prior to the effectiveness of the Reverse Stock Split. Accordingly, the Reverse Stock Split will result in a proportionate adjustment to the per share exercise price and the number of shares of Common Stock issuable upon the exercise of outstanding stock options and warrants and the number of shares issuable under the Company’s equity compensation plans.

The Common Stock will continue to trade on the Nasdaq Capital Market on a split-adjusted basis under the symbol “CPST,” and the new CUSIP number for the Common Stock following the Reverse Stock Split is 14067D 409.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment filed as Exhibit 3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On November 6, 2015 the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

3	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Capstone Turbine Corporation.
99	Press release dated November 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: November 6, 2015	By:	/s/ Jayme L. Brooks
Jayme L. Brooks
Chief Financial Officer and Chief Accounting Officer

Exhibit Index

Exhibit	Description

3	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Capstone Turbine Corporation.
99	Press release dated November 6, 2015.